UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 13, 2021

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 15, 2021, American Vanguard Corporation (“Registrant”) issued a press release announcing that Lawrence S. Clark, who has served on the Registrant’s board of directors since 2006, has submitted a resignation from the board and its committees effective close of business on Thursday, December 9, 2021. Mr. Clark is currently chair of the Compensation Committee and serves on both the Audit Committee and Finance Committee. His resignation does not arise from any disagreement with the Registrant on its operations, policies or practices.

In that same press release, Registrant announced its board of directors had appointed Marisol Angelini to fill the vacancy to be created by Mr. Clark’s departure and to commence service on its board effective after the close of business on Thursday, December 9, 2021. Ms. Angelini will serve on the Compensation, Audit and Finance Committees. Registrant recruited Ms. Angelini through the Latino Corporate Directors Association, a non-profit organization with a mission of advancing qualified Latinx persons to serve on public and private boards and in executive positions. There have been no transactions of any kind between Registrant and Ms. Marisol, nor are any currently proposed (other than the payment of director’s fees for her service commencing later in the year). The full text of the press release is linked hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events

On September 13, 2021, Registrant issued a press release announcing that its board of directors had announced a cash dividend in the amount of $0.02 per share of common stock to holders of record as of October 1, 2021, for distribution on October 15, 2021. The full text of the press release is linked hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the Exhibits linked hereto, is being furnished under Items 5.02, 8.01 and 9.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated September 15, 2021, of American Vanguard Corporation announcing the departure and election of a director.

Exhibit 99.2	Press release dated September 13, 2021, of American Vanguard Corporation announcing its declaration of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: September 15, 2021	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary